HOME SOLUTIONS OF AMERICA, INC.
1998 STOCK OPTION PLAN
STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Plan (defined below) shall have the same defined meanings in this Stock Option Agreement (this "Stock Option Agreement"), which is executed this 2nd day of December 2003.

I.          NOTICE OF STOCK OPTION GRANT

            The undersigned Optionee has been granted an Option to purchase Common Stock of Home Solutions of America, Inc., a Delaware corporation (the "Company"), subject to the terms and conditions of the Company's 1998 Stock Option Plan (the "Plan") and this Stock Option Agreement, as follows:

Optionee                                              RICK J. O'BRIEN

Date of Grant                                       December 2, 2003

Vesting Commencement Date   December 2, 2003

Exercise Price per Share                       $2.00

Total Number of Shares Granted          250,000

Total Exercise Price                              $500,000

Type of Option:                                    X        Incentive Stock Option

            Non-Qualified Stock Option

Term/Expiration Date:                          Tenth Anniversary of Date of Grant

            Vesting Schedule:         The Option shall become exercisable as to 1/36th of the Shares subject to the Option on the last day of each month following the Date of the Grant, subject to Optionee's continued status as a Service Provider on each such date.  The Shares shall vest immediately (i) if a Change of Control of the Company shall occur, or (ii) if the Optionee's employment under his Executive Employment Agreement dated July 10, 2003, is terminated without "Cause" or with "Good Reason", as such terms are defined under the Executive Employment Agreement.

Termination Period:  The vested portion of this Option shall be exercisable for 90 days after Optionee ceases to be a Service Provider.  Upon Optionee's death or disability, the vested portion of this Option shall be exercisable for the duration of the time period provided for in the Plan.  In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.                AGREEMENT

            1.         Grant of Option.

                        (a)        The Administrator hereby grants to the Optionee an option (the "Option") to purchase the number of Shares set forth herein, at the per Share exercise price set forth herein (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  In the event of a conflict between the terms and conditions of the Plan and this Stock Option Agreement, the terms and conditions of the Plan shall prevail.

                        (b)        If designated as an Incentive Stock Option ("ISO"), the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), the Option shall be treated as a Non-Qualified Stock Option ("NSO").

            2.         Exercise of Option.

                        (a)        Right to Exercise.  The Option shall be exercisable for the duration of its term and in accordance with the Vesting Schedule set forth herein, subject to any applicable provisions of the Plan and any other applicable provisions of this Stock Option Agreement.

                        (b)        Method of Exercise.  The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice"), which shall state the Optionee's election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares.  The Option shall be deemed exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

            3.         Optionee's Representations.  In the event the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

            4.         Lock-Up Period.  Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other shorter or longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act (excluding a registration of securities on Form S-8 or a successor form).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

2

            5.         Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee

                        (a)        cash or check;

                        (b)        Shares surrendered to the Company in a Cashless Exercise; or

                                (c)           surrender of other Shares that, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have an aggregate Fair Market Value as of the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

            6.         Restrictions on Exercise.  The Option may not be exercised unless the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

            7.         Non-Transferability of Option.  The Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of the Plan and this Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            8.         Term of Option.  The Option may be exercised only within the term set forth herein, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Agreement.

            9.         Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Stock Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by a writing signed by the Company and Optionee.  This Stock Option Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.  Venue for all disputes arising hereunder shall be proper exclusively in Harris County, Texas.

            10.       No Guarantee of Continued Service.  OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER IN ACCORDANCE WITH THE OPTIONEE'S EMPLOYMENT AGREEMENT, IF ANY, OR OTHERWISE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME IN ACCORDANCE WITH THE OPTIONEE'S EMPLOYMENT AGREEMENT, IF ANY, OR OTHERWISE, AT ANY TIME, WITH OR WITHOUT CAUSE.

3

            11.       Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option and agrees to all of the terms and provisions hereof related thereto.  Optionee has reviewed the Plan and this Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement and fully understands all provisions of this Stock Option Agreement.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Stock Option Agreement.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

            12.       The Company hereby agrees that, on or before March 31, 2004, the Company will either (i) register all shares available for issuance under the Plan, or (ii) enter into a registration rights agreement with Optionee under the same terms as that Registration Rights Agreement between the Company and Merritt Computer Products, L.P. dated July 31, 2003.

"COMPANY"                                                            "OPTIONEE"

HOME SOLUTIONS OF AMERICA, INC.

By:
Name:                                                                          Rick J. O'Brien
Title:

Address:

5565 Red Bird Center Drive
Suite 150
Dallas, TX 75237

4

EXHIBIT A

1998 STOCK OPTION PLAN
EXERCISE NOTICE

Home Solutions of America, Inc.
11850 Jones Road
Houston, Texas 77070
ATTN:  Secretary

1.   Exercise of Option.  Effective as of today, _______________, 20___, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ________________ shares (the "Shares") of the Common Stock of Home Solutions of America, Inc. (the "Company") under and pursuant to the 1998 Stock Option Plan (the "Plan") and the Stock Option Agreement dated December 2, 2003 (the "Stock Option Agreement") with the execution of this Exercise Notice (this "Exercise Notice").

2.   Delivery of Payment.  Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Stock Option Agreement.

3.   Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.   Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.   Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

6.   Restrictive Legends and Stop-Transfer Orders.

(a)  Legends.  Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

A-1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

(b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

7.   Successors and Assigns.  This Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8.   Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator shall be final and binding on all parties.

Submitted by:                                                               Accepted by:

OPTIONEE:                                                               HOME SOLUTIONS OF AMERICA, INC.

_____________________________                          By:
Rick J. O'Brien                                                            Name:
                                                                                    Title:

A-2

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:      Rick J. O'Brien
COMPANY:     Home Solutions of America, Inc.
SECURITY:      Common Stock
AMOUNT:        $_________________________
DATE:               __________________________

            In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

1.   Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

2.   Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

3.   Optionee is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, and the resale must take place in a manner described in (1) below; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the following conditions: (1) the resale is made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144.

B-1

4.   Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or some other registration exemption will be required; and that the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

"Optionee"

___________________________________
Rick J. O'Brien

Date:______________________________

B-2